                                ELGAR HOLDINGS, INC.
                                     as Issuer

                           ELGAR ELECTRONICS CORPORATION,
                              as Subsidiary Guarantor

                                        and

                      UNITED STATES TRUST COMPANY OF NEW YORK,
                                     as Trustee

                               ----------------------

                            FIRST SUPPLEMENTAL INDENTURE

                            Dated as of February 3, 1998

                                         to

                                     INDENTURE

                            Dated as of February 3, 1998

                                      between

                         JFL-EEC MERGER SUB CO., as Issuer

                                        and

                UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

                               ----------------------

                                 up to $150,000,000

                       9 7/8% Senior Notes due 2008, Series A
                       9 7/8% Senior Notes due 2008, Series B

          FIRST SUPPLEMENTAL INDENTURE, dated as of February 3, 1998, between ELGAR HOLDINGS, INC., a Delaware corporation ("EHI"), ELGAR ELECTRONICS CORPORATION, a California corporation and a wholly owned subsidiary of EHI ("Elgar"), and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee").

          WHEREAS, JFL-EEC Merger Sub Co., a Delaware corporation ("MergerCo"), has heretofore executed and delivered to the Trustee an Indenture dated as of February 3, 1998 (the "Indenture"), providing for the issuance of its 9 7/8% Senior Notes due 2008, Series A initially in the principal amount of $90,000,000 and thereafter in an additional principal amount, if any, up to $60,000,000 (the "Initial Notes") and its 9 7/8% Senior Notes due 2008, Series B (the "Exchange Notes" and, together with the Initial Notes, the "Notes"); and

          WHEREAS, MergerCo has merged with and into EHI and, in connection herewith, EHI has assumed by operation of law all of MergerCo's debts, liabilities, duties and obligations, including MergerCo's obligations in respect of the Notes and under the Indenture; and

          WHEREAS, Elgar is required pursuant to the Indenture to become a party thereto and to guarantee (the "Note Guarantee") the obligations of MergerCo in respect of the Notes and under the Indenture as the Subsidiary Guarantor; and

          WHEREAS, EHI and Elgar desire by this First Supplemental Indenture, pursuant to and as contemplated by Sections 5.01 and 9.01 of the Indenture, to expressly assume the covenants, agreements and undertakings of MergerCo and the Subsidiary Guarantor, respectively, in the Indenture and under the Notes; and

          WHEREAS, the execution and delivery of this First Supplemental Indenture and the notes evidencing the Initial Notes and the Exchange Notes substantially in the form attached hereto as Exhibits A and B, respectively, have been authorized by a resolution of the Board of Directors of EHI; and

          WHEREAS, the execution and delivery of this First Supplemental Indenture and the guarantee evidencing the Note Guarantee substantially in the form attached hereto as Exhibit E have been authorized by a resolution of the Board of Directors of Elgar; and

          WHEREAS, EHI and Elgar authorize the Trustee to cancel the 9 7/8% Senior Notes due 2008, Series A and the 9 7/8%

Senior Notes due 2008, Series B of MergerCo and to authenticate 9 7/8% Senior Notes due 2008, Series A and 9 7/8% Senior Notes due 2008, Series B of EHI, each series as guaranteed by Elgar; and

          WHEREAS, all conditions and requirements necessary to make each of this First Supplemental Indenture and the Notes a valid, binding and legal instrument in accordance with its terms upon EHI and the Trustee, and each of this First Supplemental Indenture and the Note Guarantee a valid, binding and legal instrument in accordance with its terms upon Elgar and the Trustee, have been performed and fulfilled by the applicable parties hereto and the execution and delivery thereof have been in all respects duly authorized by the applicable parties hereto.

          NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

                                     ARTICLE ONE

                              ASSUMPTION OF OBLIGATIONS

          SECTION 1.01.  ASSUMPTION OF OBLIGATIONS OF MERGERCO.

          (a) EHI hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of MergerCo in the Indenture as if EHI had been the original issuer of the Notes, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in each Note outstanding on the date of this First Supplemental Indenture.

          (b) Promptly following the execution and delivery of this First Supplemental Indenture, the Trustee shall, upon the written order of the Company in the form of an Officers' Certificate of the Company, authenticate and deliver Initial Notes substantially in the form of Exhibit A hereto in exchange for the outstanding Initial Notes.

          SECTION 1.02.  ASSUMPTION OF OBLIGATIONS
                         OF THE SUBSIDIARY GUARANTOR.

          Elgar hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of the Sub-sidiary Guarantor in the Indenture and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking relating to the Subsidiary Guarantor in each Note outstanding on the date of this First Supplemental Indenture.

          SECTION 1.03.  EXCHANGE OF OUTSTANDING NOTES; EXHIBITS.

          Exhibits A, B, C, D, E, F and G of the Indenture are hereby deleted and replaced in their entirety by Exhibits A, B, C, D, E, F and G, respectively, hereto.

                                    ARTICLE TWO

                              MISCELLANEOUS PROVISIONS

          SECTION 2.01.  TERMS DEFINED.

          For all purposes of this First Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this First Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

          SECTION 2.02.  INDENTURE.

          Except as amended hereby, the Indenture, the Notes and the Note Guarantees are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

          SECTION 2.03.  GOVERNING LAW.

          THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          SECTION 2.04.  SUCCESSORS.

          All agreements of EHI and Elgar in this First Supplemental Indenture, the Notes and the Note Guarantee shall bind their respective successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

          SECTION 2.05.  DUPLICATE ORIGINALS.

          The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

          SECTION 2.06.  TRUSTEE DISCLAIMER.

          The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by EHI and Elgar, or for or with respect to (i) the validity of the terms of this First Supplemental Indenture or any of the terms or provisions hereof,
(ii) the proper authorization hereof by EHI and Elgar by corporate action or otherwise, (iii) the due execution hereof by EHI and Elgar or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.


                              [Signature Page Follows]

                                      SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.



                                   ELGAR HOLDINGS, Inc.,
                                     as Issuer


                                   By: /s/ Donald Glickman
                                      ------------------------------------
                                      Name:  Donald Glickman
                                      Title: President





                                   ELGAR ELECTRONICS CORPORATION,
                                     as Subsidiary Guarantor


                                   By: /s/ Christopher W. Kelford
                                      ------------------------------------
                                      Name:  Christopher W. Kelford
                                      Title: Vice President--Finance,
                                             Chief Financial Officer
                                             and Treasurer


                                   UNITED STATES TRUST COMPANY OF
                                     NEW YORK,
                                     as Trustee



                                   By: /s/ Cynthia Chaney
                                      ------------------------------------
                                      Name:  Cynthia Chaney
                                      Title: Assistant Vice President

                                                                 EXHIBIT A

                                                       CUSIP No.:  [     ]

                                 ELGAR HOLDINGS, INC.


                        9 7/8% SENIOR NOTE DUE 2008, SERIES A

No. [         ]                                                       $

          ELGAR HOLDINGS, INC., a Delaware corporation (the "Company"), for
value received promises to pay to               or registered assigns the
principal sum of                   Dollars [(as such amount may be increased or
decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository)]* on February 1, 2008.

          Interest Payment Dates: February 1 and August 1, commencing August 1, 1998

          Record Dates:  January 15 and July 15

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

--------------------
*    Language to be included in Global Notes only.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                   ELGAR HOLDINGS, INC.

                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

Dated:

                            Certificate of Authentication

          This is one of the 9 7/8% Senior Notes, Series A due 2008 referred to in the within-mentioned Indenture.

                              UNITED STATES TRUST COMPANY OF
                                   NEW YORK, as Trustee

                              By:
                                 ----------------------------------
                                   Authorized Signatory

                                (REVERSE OF SECURITY)

                        9 7/8% Senior Note due 2008, Series A

          1. INTEREST. ELGAR HOLDINGS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from February 3, 1998. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 1, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

          2. METHOD OF PAYMENT. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange (including pursuant to an Exchange Offer (as defined in the Registration Rights Agreement)) after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender or by wire transfer of immediately available funds. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3. PAYING AGENT AND REGISTRAR. Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          4. INDENTURE. The Company issued the Notes under an Indenture, dated as of February 3, 1998 (as supplemented by the First Supplemental Indenture thereto, dated as of February 3, 1998, the "Indenture"), among the Company, the Subsidiary Guarantor and the Trustee. This Note is one of a duly authorized issue of Initial Notes of the Company designated as its 9 7/8%

Senior Notes due 2008, Series A (the "Initial Notes"). The Notes are limited (except as otherwise provided in the Indenture) in aggregate principal amount to $150,000,000, which may be issued under the Indenture; PROVIDED the principal amount of Initial Notes issued on the Issue Date is $90,000,000. The Notes include the Initial Notes, the Private Exchange Notes and the Exchange Notes issued in exchange for the Initial Notes pursuant to the Registration Rights Agreement. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and said Act for a statement of them. The Notes are general unsecured obligations of the Company.

          Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

          5. OPTIONAL REDEMPTION. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after February 1, 2003, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on February 1 of the years set forth below, plus, in each case, accrued and unpaid interest thereon and Additional Interest, if any, to the date of redemption:


          Year                        Percentage
          ----                        ----------
          2003...................     104.938%
          2004...................     103.292%
          2005...................     101.646%
          2006 and thereafter....     100.000%



          OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERINGS. At any time, or from time to time, on or prior to February 1, 2001, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem up to 35% of the sum of (i) the initial aggregate principal amount of Notes issued in the Offering and (ii) the respective initial aggre-gate principal amounts of Notes issued under the Indenture after the Issue Date at a redemption price equal to 109.875% of the principal amount thereof plus accrued and unpaid interest thereon and Additional Interest, if any, to the date of redemption; PROVIDED that at least 65% of the sum of (i) the initial aggregate principal amount of Notes issued in the Offering and (ii) the respective initial aggregate principal amounts of Notes issued under the Indenture after the Issue Date, remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

          OPTIONAL REDEMPTION UPON CHANGE OF CONTROL. Upon the occurrence of a Change of Control prior to February 1, 2003, the Notes will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 nor more than 60 days prior notice to each holder of Notes to be redeemed, at a redemption price equal to the sum of (i) the then outstanding principal amount thereof plus (ii) accrued and unpaid interest thereon and Additional Interest, if any, to the redemption date plus (iii) the Applicable Premium.

          6. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any.

          7. OFFERS TO PURCHASE. Sections 4.14 and 4.15 of the Indenture provide that, after certain Asset Sales and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          8. REGISTRATION RIGHTS. Pursuant to a Registration Rights Agreement between the Company and the Initial Purchaser, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for Exchange Notes, which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          9. DENOMINATIONS; TRANSFER; EXCHANGE. The Notes are in registered form, without coupons, and in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

          10. PERSONS DEEMED OWNERS. The registered Holder of a Note shall be treated as the owner of it for all purposes.

          11. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          12. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company at any time deposits with the Trustee U.S. Legal Tender sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company and each Subsidiary Guarantor will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, and including, under certain circumstances, their obligation to pay the principal of and interest on the Notes but without affecting the rights of the Holders to receive such amounts from such deposits).

          13. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions set forth in the Indenture, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and any past Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, comply with any requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

               14. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, pay dividends or make certain other Restricted Payments, consummate certain Asset Sales, enter into certain transactions with Affiliates, incur liens, impose restrictions on the ability of a Subsidiary to pay dividends or make certain payments to the Company and its Subsidiaries, merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

          15. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

          16. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason or a Default in compliance with Article Five of the Indenture) if it determines that withholding notice is in their interest.

          17. TRUSTEE DEALINGS WITH THE COMPANY AND ITS SUBSIDIARIES. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          18. NO RECOURSE AGAINST OTHERS. No director, officer, employee, shareholder or incorporator as such, of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligation of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          19. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          20. GOVERNING LAW. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note.

          21. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          22. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note. Requests may be made to: Elgar Holdings, Inc., 9250 Brown Deer Road, San Diego, CA 92121, Facsimile No.: (619) 458-0257, Attention: Chief Financial Officer.

                                   ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

          I or we assign and transfer this Note to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ______________________________________________________ ,
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                Signed:
      ---------------         --------------------------------------------------
                              (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) February 3, 2000, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                     [CHECK ONE]

(1)  __   to the Company or a subsidiary thereof; or

(2)  __   pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3)  __   to an institutional "accredited investor" (as defined in Rule
          501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)  __   outside the United states to a "foreign person" in compliance with
          Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5)  __   pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(6)  __   pursuant to an effective registration statement under the Securities
          Act of 1933, as amended; or

(7)  __   pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

          / /  The transferee is an Affiliate of the Company.

          Unless one of the items is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if item
(3), (4), (5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

          If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

Dated:                Signed:
      ---------------         --------------------------------------------------
                              (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------    --------------------------------------------------------
                    NOTICE:  To be executed by an executive officer

                         [OPTION OF HOLDER TO ELECT PURCHASE]


          If you want to elect to have this Note purchased by the Company pursuant to Section 4.14 or Section 4.15 of the Indenture, check the appropriate box:

          Section 4.14 [     ]

          Section 4.15 [     ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

$
 --------------------
Dated:
      -------------      ----------------------------------------------------
                         NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed.

Signature Guarantee:
                    ---------------------------------------------------------

                                                                 EXHIBIT B

                                                       CUSIP No.:  [      ]

                                 ELGAR HOLDINGS, INC.

                        9 7/8% SENIOR NOTE DUE 2008, SERIES B

No. [         ]                                                       $

          ELGAR HOLDINGS, INC., a Delaware corporation (the "Company"), for
value received, promises to pay to            or registered assigns the
principal sum of                   Dollars [(as such amount may be increased or
decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository)]* on February 1, 2008.

          Interest Payment Dates: February 1 and August 1, commencing August 1, 1998

          Record Dates:  January 15 and July 15

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

----------------------
* Language to be included in Global Notes only.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                   ELGAR HOLDINGS, INC.

                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

Dated:

                            Certificate of Authentication

          This is one of the 9 7/8% Senior Notes, Series B due 2008, Series B referred to in the within-mentioned Indenture.

                              UNITED STATES TRUST COMPANY OF
                                 NEW YORK, as Trustee

                              By:
                                 ------------------------------------------
                                 Authorized Signatory

                                (REVERSE OF SECURITY)

                        9 7/8% Senior Note due 2008, Series B

          1. INTEREST. ELGAR HOLDINGS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from February 3, 1998. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 1, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

          2. METHOD OF PAYMENT. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender or by wire transfer of immediately available funds. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3. PAYING AGENT AND REGISTRAR. Initially, United States Trust Company of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          4. INDENTURE. The Company issued the Notes under an Indenture, dated as of February 3, 1998 (as supplemented by the First Supplemental Indenture dated as of February 3, 1998, the "Indenture"), among the Company, the Subsidiary Guarantor and the Trustee. This Note is one of a duly authorized issue of Exchange Notes of the Company designated as its 9 7/8% Senior Notes due 2008, Series B (the "Exchange Notes"). The Notes include the 9 7/8% Notes due 2008, Series A (the "Initial Notes") and the Exchange Notes, issued in exchange for the Initial Notes pursuant to a Registration Rights Agreement. The Notes are limited (except as otherwise provided in the Indenture) in aggregate principal amount to $150,000,000, which may be issued under the Indenture; PROVIDED the principal amount of Initial Notes issued on the Issue Date was $90,000,000. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and said Act for a statement of them. The Notes are general unsecured obligations of the Company.

          Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

          5. OPTIONAL REDEMPTION. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after February 1, 2003, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on February 1 of the years set forth below, plus, in each case, accrued and unpaid interest thereon and Additional Interest, if any, to the date of redemption:


          Year                     Percentage
          -----                    ----------
          2003.................    104.938%
          2004.................    103.292%
          2005.................    101.646%
          2006 and thereafter..    100.000%


          OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERINGS. At any time, or from time to time, on or prior to February 1, 2001, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem up to 35% of the sum of (i) the initial aggregate principal amount of Notes issued in the Offering and (ii) the respective initial aggregate principal amounts of Notes issued under the Indenture af-ter the Issue Date at a redemption price equal to 109.875% of the principal amount thereof plus accrued and unpaid interest thereon and Additional Interest, if any, to the date of redemption; PROVIDED that at least 65% of the sum of
(i) the initial aggregate principal amount of Notes issued in the Offering and
(ii) the respective initial aggregate principal amounts of Notes issued under the Indenture after the Issue Date, remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

          OPTIONAL REDEMPTION UPON CHANGE OF CONTROL. Upon the occurrence of a Change of Control prior to February 1, 2003, the Notes will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 nor more than 60 days prior notice to each holder of Notes to be redeemed, at a redemption price equal to the sum of (i) the then outstanding principal amount thereof plus (ii) accrued and unpaid interest thereon and Additional Interest, if any, to the redemption date plus (iii) the Applicable Premium.

          6. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any.

          7. OFFERS TO PURCHASE. Sections 4.14 and 4.15 of the Indenture provide that, after certain Asset Sales and upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          8. DENOMINATIONS; TRANSFER; EXCHANGE. The Notes are in registered form, without coupons, and in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

          9. PERSONS DEEMED OWNERS. The registered Holder of a Note shall be treated as the owner of it for all purposes.

          10. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          11. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company at any time deposits with the Trustee U.S. Legal Tender sufficient to pay the principal of and interest on the Notes to redemption and complies with the other provisions of the Indenture relating thereto, the Company and each Subsidiary Guarantor will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, and including, under certain circumstances, their obligation to pay the principal of and interest on the Notes but without affecting the rights of the Holders to receive such amounts from such deposit).

          12. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions set forth in the Indenture, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and any past Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, comply with any requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

          13. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, pay dividends or make certain other Restricted Payments, consummate certain Asset Sales, enter into certain transactions with Affiliates, incur liens, impose restrictions on the ability of a Subsidiary to pay dividends or make certain payments to the Company and its Subsidiaries, merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

          14. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

          15. DEFAULTS AND REMEDIES. If an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason or a Default in compliance with Article Five of the Indenture) if it determines that withholding notice is in their interest.

          16. TRUSTEE DEALINGS WITH THE COMPANY AND ITS SUBSIDIARIES. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          17. NO RECOURSE AGAINST OTHERS. No director, officer, employee, shareholder or incorporator as such, of the Company or any Subsidiary Guarantor, as such, shall have any li-ability for any obligation of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          18. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          19. GOVERNING LAW. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note.

          20. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          21. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note. Requests may be made to: Elgar Holdings, Inc., 9250 Brown Deer Road, San Diego, CA 92121, Facsimile No.: (619) 458-0257, Attention: Chief Financial Officer.

                                   ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

          I or we assign and transfer this Note to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint
                        -------------------------------------------------------,
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                Signed:
      ---------------         --------------------------------------------------
                              (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

                         [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.14 or Section 4.15 of the Indenture, check the appropriate box:

               Section 4.14 [     ]

               Section 4.15 [     ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

$
 ---------------------
Dated:
      ----------------        ----------------------------------------------
                              NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed.

Signature Guarantee:
                    -----------------------------------------------

                                                                   EXHIBIT C

                              Form of Certificate To Be
                             Delivered in Connection with
                      Transfers to Non-QIB Accredited Investors
                    -----------------------------------------

                                                       [             ], [    ]

United States Trust Company
     of New York
114 West 47th Street
25th Floor
New York, NY 10036

Ladies and Gentlemen:

          In connection with our proposed purchase of 9 7/8% Senior Notes due 2008 (the "Notes") of EHI Holdings, Inc., a Delaware corporation (the "Company"), we confirm that:

     1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated January 30, 1998, relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Transfer Restrictions" of such Offering Memorandum.

     2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture relating to the Notes (the "Indenture") as described in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act"), and all applicable State securities laws.

     3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (i) to the Company or any subsidiary thereof, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (the form of which letter can be obtained from the Trustee), (iv) outside the United States in accordance with Rule 904 of Regulation S promulgated under the Securities Act to non-U.S. persons, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

     4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

     6. We are acquiring the Notes purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You, the Company, the Trustee and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,

                                   [Name of Transferee]

                                   By:
                                      --------------------------------
                                      Name:
                                      Title:

                                                                   EXHIBIT D

                        Form of Certificate To Be Delivered
                            in Connection with Transfers
                              Pursuant to Regulation S
                              ------------------------

                                                       [           ], [    ]

United States Trust Company
     of New York
114 West 47th Street
25th Floor
New York, NY 10036

          Re:  EHI Holdings, Inc.(the "Company")
               9 7/8% Senior Notes due 2008 (the "Notes")
               ------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of             aggregate
principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

          You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                   Very truly yours,

                                   [Name of Transferor]

                                   By:
                                      ----------------------------------
                                      Authorized Signature

                                                                 EXHIBIT E

                               FORM OF NOTE GUARANTEE

          For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payments in United States dollars of principal of, premium, if any, and interest and Additional Interest, if any, on this Note in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest and Additional Interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture (as defined below) or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Ten of the Indenture and this Note Guarantee. This Note Guarantee will become effective in accordance with Article Ten of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Note Guarantee shall not be affected by the fact that it is not affixed to any particular Note. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of February 3, 1998, as supplemented by the First Supplemental Indenture dated as of February 3, 1998 among EHI Holdings, Inc., a Delaware corporation (the "Company"), Elgar Electronics Corporation, a California corporation (the "Subsidiary Guarantor") and United States Trust Company of New York, as Trustee (the "Trustee"), (the "Indenture").

          The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article Ten of the Indenture and reference is hereby made to the Indenture for the precise terms of this Note Guarantee and all of the other provisions of the Indenture to which this Note Guarantee relates.

          THIS NOTE GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. Each Subsidiary Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note Guarantee.

          This Note Guarantee is subject to release upon the terms set forth in the Indenture.

          IN WITNESS WHEREOF, the Subsidiary Guarantor has caused its Note Guarantee to be duly executed.

Date:
     ---------------
                                        ELGAR ELECTRONICS CORPORATION,
                                          as Subsidiary Guarantor

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                                                 EXHIBIT F

                   FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                          BENEFICIAL INTEREST IN A TEMPORARY
                             REGULATION S GLOBAL SECURITY
                                TO EUROCLEAR OR CEDEL

                            OWNER SECURITIES CERTIFICATION

                                  EHI Holdings, Inc.

                             9 7/8% Senior Notes due 2008

          Reference is hereby made to the Indenture, dated as of February 3, 1998 (as supplemented by the First Supplemental Indenture dated as of February 3, 1998, the "INDENTURE"), by and among EHI Holdings, Inc. and Elgar Electronics Corporation, as Issuers and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This is to certify that, as of the date hereof, $___________ of the above-captioned Notes (the "NOTES") are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchaser.

                                   Dated:           ,
                                         -----------  ----
                                By:
                                   -----------------------------------------
                                   As, or as agent for, the beneficial owner(s)
                                   of the Notes to which this certificate
                                   relates.

                                                                 EXHIBIT G

                          FORM OF CERTIFICATION TO BE GIVEN
                             BY THE EUROCLEAR OPERATOR OR
                             CEDEL BANK, SOCIETE ANONYME

                         DEPOSITORY SECURITIES CERTIFICATION

                                  EHI Holdings, Inc.

                             9 7/8% Senior Notes due 2008

          Reference is hereby made to the Indenture, dated as of February 3, 1998 (as supplemented by the First Supplemental Indenture dated as of February 3, 1998, the "INDENTURE"), by and among EHI Holdings, Inc. and Elgar Electronics Corporation, as Issuers and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This is to certify that, with respect to U.S.$______________ principal amount of the above-captioned Notes (the "Notes"), except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Note (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.*

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for ex-



------------------------
* Unless Morgan Guaranty Trust Company of New York, London Branch is otherwise informed by the Agent, the long form certificate set out in the Operating Procedures will be deemed to meet the requirements of this sentence.

change (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:          ,
      ----------  ----


                                        Yours faithfully,

                                        [MORGAN GUARANTY TRUST COMPANY OF
                                         NEW YORK, as operator of the
                                         Euroclear System]

                                        or

                                        [CEDEL BANK, SOCIETE ANONYME]

                                        By:
                                           -----------------------------


                                         G-2